CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chief Executive Officer of First Trust Value Line 100 Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

Date:    SEPTEMBER 4, 2003           /S/ JAMES A. BOWEN
     ----------------------          -------------------------------
                                     James A. Bowen, Chief Executive Officer
                                     (principal executive officer)

I, Mark R. Bradley, Chief Financial Officer of First Trust Value Line 100 Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

Date:    SEPTEMBER 4, 2003           /S/ MARK R. BRADLEY
     ----------------------          -------------------------------
                                     Mark R. Bradley, Chief Financial Officer
                                     (principal financial officer)